Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2008

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance’s investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
						Previous Quarter Change	Previous Year to Date Change

		2008	2007	2008	2007

HIGHLIGHTS	Net (loss) income	($99,392)	$131,401	$81,757	$368,577	(175.6)%	(77.8)%
	Net (loss) income (attributable) available to common shareholders	(103,267)	127,526	70,132	356,952	(181.0)%	(80.4)%
	Operating (loss) income [a]	(56,058)	133,868	138,011	380,242	(141.9)%	(63.7)%
	Operating (loss) income (attributable) available to common shareholders [a]	(59,933)	129,993	126,386	368,617	(146.1)%	(65.7)%
	Operating cash flow	187,860	184,736	457,687	437,102	1.7%	4.7%
	Gross premiums written	624,144	423,271	2,010,798	1,503,365	47.5%	33.8%
	Net premiums earned	509,629	399,742	1,334,757	1,194,338	27.5%	11.8%
	Total assets	7,869,212	7,396,926	7,869,212	7,396,926	6.4%	6.4%
	Total shareholders’ equity	2,268,717	2,525,621	2,268,717	2,525,621	(10.2)%	(10.2)%

PER SHARE AND SHARES DATA	Basic (losses) earnings per common share
	Net (loss) income (as reported)	($1.79)	$1.98	$1.20	$5.45	(190.4)%	(78.0)%
	Operating (loss) income (as reported) [a]	($1.04)	$2.02	$2.17	$5.63	(151.5)%	(61.5)%
	Diluted (losses) earnings per common share
	Net (loss) income (as reported)	($1.79)	$1.81	$1.10	$5.02	(198.9)%	(78.1)%
	Operating (loss) income (as reported) [a]	($1.04)	$1.85	$1.99	$5.18	(156.2)%	(61.6)%
As Reported	Weighted average common shares outstanding	57,570	64,468	58,314	65,530	(10.7)%	(11.0)%
	Weighted average common shares outstanding and dilutive potential common shares	57,570	70,431	63,633	71,126	(18.3)%	(10.5)%
Book Value Per Common Share	Book value [b]	$36.55	$36.21	$36.55	$36.21	0.9%	0.9%
	Diluted book value (treasury stock method) [b]	$33.68	$32.81	$33.68	$32.81	2.7%	2.7%

FINANCIAL RATIOS	Return on average common equity (ROAE), net (loss) income [c]	(4.7)%	5.7%	3.2%	16.1%	(10.4)	(12.9)
	ROAE, operating (loss) income [a] [c]	(2.7)%	5.8%	5.8%	16.7%	(8.5)	(10.9)
	Return on beg. common equity (ROBE), net (loss) income [c]	(4.4)%	5.9%	3.0%	17.0%	(10.3)	(14.0)
	ROBE, operating (loss) income [a]	(2.6)%	6.0%	5.5%	17.6%	(8.6)	(12.1)
	Annualized ROAE, net (loss) income [c]	(18.8)%	22.6%	4.3%	21.5%	(41.4)	(17.2)
	Annualized ROAE, operating (loss) income [a] [c]	(10.9)%	23.1%	7.7%	22.2%	(34.0)	(14.5)
	Annualized ROBE, net (loss) income	(17.7)%	23.4%	4.0%	22.7%	(41.1)	(18.7)
	Annualized ROBE, operating (loss) income [a]	(10.3)%	23.9%	7.3%	23.4%	(34.2)	(16.1)
	Annualized investment yield	2.0%	4.4%	3.2%	5.1%	(2.4)	(1.9)

	Loss ratio	87.4%	46.6%	68.2%	50.6%	40.8	17.6
GAAP	Acquisition expense ratio	13.8%	19.2%	16.5%	18.2%	(5.4)	(1.7)
	General and administrative expense ratio	11.4%	13.8%	12.0%	12.8%	(2.4)	(0.8)

	Combined ratio	112.6%	79.6%	96.7%	81.6%	33.0	15.1
STAT	Acquisition expense ratio	16.2%	23.8%	15.5%	19.2%	(7.6)	(3.7)
	General and administrative expense ratio	11.6%	14.6%	10.3%	11.2%	(3.0)	(0.9)

	Combined ratio	115.2%	85.0%	94.0%	81.0%	30.2	13.0

[a]

Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 32 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 34.

[c]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME - QUARTERLY

	QUARTER ENDED

	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	SEPT. 30, 2006

UNDERWRITING REVENUES
Gross premiums written	$624,144	$518,063	$868,591	$277,750	$423,271	$476,213
Premiums ceded	(130,121)	(48,678)	(227,804)	(62,282)	(45,655)	(90,791)

Net premiums written	$494,023	$469,385	$640,787	$215,468	$377,616	$385,422
Change in unearned premiums	15,606	(16,300)	(268,744)	184,994	22,126	22,553

Net premiums earned	$509,629	$453,085	$372,043	$400,462	$399,742	$407,975
Other underwriting (loss) income	(2,712)	1,933	(740)	9,044	1,697	(1,837)

Total underwriting revenues	$506,917	$455,018	$371,303	$409,506	$401,439	$406,138

UNDERWRITING EXPENSES
Losses and loss expenses	$445,501	$275,325	$189,502	$144,852	$186,456	$188,033
Acquisition expenses	70,598	75,636	74,374	89,501	76,604	81,857
General and administrative expenses	57,771	52,493	50,044	64,655	55,121	48,535

Total underwriting expenses	$573,870	$403,454	$313,920	$299,008	$318,181	$318,425

Underwriting (loss) income	($66,953)	$51,564	$57,383	$110,498	$83,258	$87,713

OTHER OPERATING REVENUE
Net investment income	$27,410	$60,482	$46,878	$65,310	$62,605	$63,581
Interest expense	(7,535)	(7,534)	(7,534)	(7,532)	(7,533)	(7,528)
Amortization of intangibles	(2,588)	(2,637)	(2,688)	(1,905)	(1,127)	(1,158)

Total other operating revenue	$17,287	$50,311	$36,656	$55,873	$53,945	$54,895

(LOSS) INCOME BEFORE OTHER ITEMS	($49,666)	$101,875	$94,039	$166,371	$137,203	$142,608
OTHER
Net foreign exchange (losses) gains	($15,477)	$5,621	($3,107)	($6,729)	($700)	($3,633)
Net realized losses on investments	(30,069)	(4,013)	(11,484)	(4,125)	(3,055)	(6,375)
Income tax expense	(4,180)	(145)	(1,637)	(2,987)	(2,047)	(4,370)

NET (LOSS) INCOME	($99,392)	$103,338	$77,811	$152,530	$131,401	$128,230
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON SHAREHOLDERS	($103,267)	$99,463	$73,936	$148,655	$127,526	$124,355

KEY RATIOS/PER SHARE DATA
Loss ratio	87.4%	60.7%	50.9%	36.2%	46.6%	46.1%
Acquisition expense ratio	13.8%	16.7%	20.0%	22.3%	19.2%	20.1%
General and administrative expense ratio	11.4%	11.6%	13.5%	16.2%	13.8%	11.9%

Combined ratio	112.6%	89.0%	84.4%	74.7%	79.6%	78.1%

Weighted average basic shares outstanding	57,570	58,558	58,823	62,225	64,468	66,339
Weighted average dilutive shares outstanding	57,570	63,712	64,503	68,326	70,431	71,487

Basic (losses) earnings per common share	($1.79)	$1.70	$1.26	$2.39	$1.98	$1.87
Diluted (losses) earnings per common share	($1.79)	$1.56	$1.15	$2.18	$1.81	$1.74

ROAE, net (loss) income [a]	(4.7)%	4.3%	3.2%	6.4%	5.7%	6.8%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - YTD

	NINE MONTHS ENDED			YEAR ENDED

	SEPT. 30, 2008	SEPT. 30, 2007	SEPT. 30, 2006	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$2,010,798	$1,503,365	$1,498,847	$1,781,115	$1,789,642
Premiums ceded	(406,603)	(143,858)	(161,738)	(206,140)	(204,078)

Net premiums written	$1,604,195	$1,359,507	$1,337,109	$1,574,975	$1,585,564
Change in unearned premiums	(269,438)	(165,169)	(102,250)	19,825	53,010

Net premiums earned	$1,334,757	$1,194,338	$1,234,859	$1,594,800	$1,638,574
Other underwriting (loss) income	(1,519)	(7,442)	(328)	1,602	1,390

Total underwriting revenues	$1,333,238	$1,186,896	$1,234,531	$1,596,402	$1,639,964

UNDERWRITING EXPENSES
Losses and loss expenses	$910,328	$604,229	$696,210	$749,081	$827,630
Acquisition expenses	220,608	218,075	236,302	307,576	317,489
General and administrative expenses	160,308	152,614	138,494	217,269	190,373

Total underwriting expenses	$1,291,244	$974,918	$1,071,006	$1,273,926	$1,335,492

Underwriting income	$41,994	$211,978	$163,525	$322,476	$304,472

OTHER OPERATING REVENUE
Net investment income	$134,770	$215,966	$185,416	$281,276	$257,449
Interest expense	(22,603)	(22,593)	(22,513)	(30,125)	(30,041)
Amortization of intangibles	(7,913)	(3,381)	(3,474)	(5,286)	(4,600)

Total other operating revenue	$104,254	$189,992	$159,429	$245,865	$222,808

INCOME BEFORE OTHER ITEMS	$146,248	$401,970	$322,954	$568,341	$527,280
OTHER
Net foreign exchange (losses) gains	($12,963)	($1,241)	$11,250	($7,970)	$21,021
Net realized losses on investments	(45,566)	(14,177)	(18,434)	(18,302)	(20,342)
Income tax expense	(5,962)	(17,975)	(16,454)	(20,962)	(29,833)

NET INCOME	$81,757	$368,577	$299,316	$521,107	$498,126
Preferred dividends	(11,625)	(11,625)	(11,625)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$70,132	$356,952	$287,691	$505,607	$482,626

KEY RATIOS/PER SHARE DATA
Loss ratio	68.2%	50.6%	56.4%	47.0%	50.5%
Acquisition expense ratio	16.5%	18.2%	19.1%	19.3%	19.4%
General and administrative expense ratio	12.0%	12.8%	11.2%	13.6%	11.6%

Combined ratio	96.7%	81.6%	86.7%	79.9%	81.5%

Weighted average basic shares outstanding	58,314	65,530	66,393	64,697	66,436
Weighted average dilutive shares outstanding	63,633	71,126	71,428	70,540	71,755

Basic earnings per common share	$1.20	$5.45	$4.33	$7.82	$7.26
Diluted earnings per common share	$1.10	$5.02	$4.03	$7.17	$6.73

ROAE, net income [a]	3.2%	16.1%	16.0%	22.9%	25.6%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	JUNE 30, 2007

ASSETS
Cash and cash equivalents	$514,875	$656,158	$549,692	$567,825	$600,042	$625,662
Fixed income investments available for sale, at fair value (1)	4,398,816	4,604,653	4,710,467	4,647,590	4,791,313	4,728,942
Short term investments available for sale, at fair value	136,624	—	—	12,646	12,495	—
Other investments	338,151	366,886	369,347	358,128	343,926	281,241
Premiums receivable, net	1,130,184	1,101,610	1,088,998	723,832	768,162	839,106
Deferred acquisition costs	202,912	194,390	184,646	168,968	212,000	198,537
Securities lending collateral	134,256	153,062	241,343	173,041	195,727	173,884
Prepaid reinsurance premiums	205,284	205,454	268,442	122,594	92,466	99,446
Losses recoverable	281,074	270,053	150,665	187,354	96,008	66,377
Accrued investment income	32,893	37,930	33,650	38,543	36,075	40,443
Goodwill and intangible assets	202,682	205,635	208,202	206,632	69,388	70,456
Deferred tax assets	31,978	14,788	17,702	—	46,926	57,993
Receivable on pending investment sales	196,481	2,070	2,131	3,209	81,546	1,323
Other assets	63,002	73,667	50,630	60,791	50,852	43,760

TOTAL ASSETS	$7,869,212	$7,886,356	$7,875,915	$7,271,153	$7,396,926	$7,227,170

LIABILITIES
Reserve for losses and loss expenses	$3,278,934	$3,080,274	$2,928,427	$2,892,224	$2,841,810	$2,767,525
Reserve for unearned premiums	1,201,292	1,222,830	1,269,318	855,085	999,046	1,027,229
Deposit liabilities	85,701	89,718	105,115	108,943	130,272	143,073
Reinsurance balances payable	320,615	272,901	224,223	162,899	153,815	194,012
Securities lending payable	135,853	153,062	241,343	173,041	195,727	173,884
Debt	447,413	448,793	448,978	448,753	447,235	447,213
Payable on penidng investment purchases	44,621	3,902	704	426	28,485	33,090
Deferred tax liability	—	—	—	922	—	—
Other liabilities	86,066	80,981	119,633	116,601	74,915	61,298

TOTAL LIABILITIES	$5,600,495	$5,352,461	$5,337,741	$4,758,894	$4,871,305	$4,847,324

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	57,657	59,642	60,098	60,364	64,081	64,591
Additional paid-in capital	1,042,511	1,107,219	1,127,594	1,165,300	1,355,468	1,378,685
Accumulated other comprehensive (loss) income	(86,146)	(5,282)	62,705	57,725	10,652	(47,525)
Retained earnings	1,246,695	1,364,316	1,279,777	1,220,870	1,087,420	976,095

TOTAL SHAREHOLDERS’ EQUITY	$2,268,717	$2,533,895	$2,538,174	$2,512,259	$2,525,621	$2,379,846

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,869,212	$7,886,356	$7,875,915	$7,271,153	$7,396,926	$7,227,170

Book value per common share	$36.55	$39.97	$39.83	$38.94	$36.21	$33.67
Diluted book value per common share (treasury stock method)	$33.68	$36.72	$36.00	$35.05	$32.81	$30.56

RATIOS
Debt-to-capital	16.5%	15.0%	15.0%	15.2%	15.0%	15.8%

(1)	Fixed income investments include fixed maturity securities and preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Aggregate Risk Curve

Endurance Operating Income Profile

as of July 1, 2008

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders’ equity.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Aggregate Risk Curve

Annual Aggregate Risk Curve Comparison

				Change from July 1, 2007 - June 30, 2008 to July 1, 2008 - June 30, 2009		Change from Jan. 1, 2008 - Dec. 31, 2008 to July 1, 2008 - June 30, 2009

(in millions)	July 1, 2007 - June 30, 2008	Jan. 1, 2008 - Dec. 31, 2008	July 1, 2008 - June 30, 2009	$ Change	% Change	$ Change	% Change

Median Result	$391	$481	$380	($11)	(2.9%)	($101)	(26.6%)
Average Result	342	421	330	(12)	(3.6%)	(91)	(27.6%)

1 in 10 year annual gain	64	34	61	(3)	(4.9%)	27	44.3%
1 in 25 year annual loss	(141)	(121)	(209)	(68)	32.5%	(88)	42.1%
1 in 50 year annual loss	(319)	(248)	(330)	(11)	3.3%	(82)	24.8%
1 in 100 year annual loss	(468)	(438)	(487)	(19)	3.9%	(49)	10.1%
1 in 250 year annual loss	(694)	(659)	(729)	(35)	4.8%	(70)	9.6%
1 in 500 year annual loss	(884)	(775)	(882)	2	(0.2%)	(107)	12.1%

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

Gross Premiums Written = $2,013 million [a]

[a]	Prior to deposit accounting adjustments.

[b]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED SEPT. 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$372,936	$251,228	$624,164	($20)	$624,144

Net premiums written	$248,601	$245,442	$494,043	($20)	$494,023

Net premiums earned	$270,298	$240,975	$511,273	($1,644)	$509,629
Other underwriting loss	—	—	—	(2,712)	(2,712)

Total underwriting revenues	$270,298	$240,975	$511,273	($4,356)	$506,917

UNDERWRITING EXPENSES
Losses and loss expenses	$194,477	$257,514	$451,991	($6,490)	$445,501
Acquisition expenses	24,065	44,529	68,594	2,004	70,598
General and administrative expenses	31,675	26,096	57,771	—	57,771

Total expenses	$250,217	$328,139	$578,356	($4,486)	$573,870

UNDERWRITING INCOME (LOSS)	$20,081	($87,164)	($67,083)	$130	($66,953)

GAAP RATIOS
Loss ratio	71.9%	106.9%	88.4%		87.4%
Acquisition expense ratio	8.9%	18.5%	13.4%		13.8%
General and administrative expense ratio	11.8%	10.8%	11.3%		11.4%

Combined ratio	92.6%	136.2%	113.1%		112.6%

STATUTORY RATIOS
Loss ratio	71.9%	106.9%	88.4%		87.4%
Acquisition expense ratio	8.8%	22.7%	15.7%		16.2%
General and administrative expense ratio	12.5%	10.6%	11.6%		11.6%

Combined ratio	93.2%	140.2%	115.7%		115.2%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED SEPT. 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Reported Totals [a]

AS REPORTED

GAAP RATIOS
Loss ratio	71.9%	106.9%	88.4%	87.4%
Acquisition expense ratio	8.9%	18.5%	13.4%	13.8%
General and administrative expense ratio	11.8%	10.8%	11.3%	11.4%

Combined ratio	92.6%	136.2%	113.1%	112.6%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	6.4%	(0.8)%	3.0%	3.6%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	78.3%	106.1%	91.4%	91.0%
Acquisition expense ratio	8.9%	18.5%	13.4%	13.8%
General and administrative expense ratio	11.8%	10.8%	11.3%	11.4%

Combined ratio	99.0%	135.4%	116.1%	116.2%

[a]

The difference between “Total Company Sub-total” and “Reported Totals” represents deposit accounted contracts that are excluded for internal management reporting purposes. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	SEPT. 30, 2006

UNDERWRITING REVENUES
Gross premiums written	$372,936	$271,973	$585,134	$216,510	$180,046	$156,781

Net premiums written	$248,601	$234,390	$356,141	$154,476	$137,404	$98,328

Net premiums earned	$270,298	$245,383	$167,982	$137,060	$130,640	$90,062

UNDERWRITING EXPENSES
Losses and loss expenses	$194,477	$188,171	$130,950	$93,553	$69,709	$57,165
Acquisition expenses	24,065	29,000	23,117	22,145	19,542	8,492
General and administrative expenses	31,675	25,071	20,561	27,200	21,988	13,760

Total expenses	$250,217	$242,242	$174,628	$142,898	$111,239	79,417

UNDERWRITING INCOME (LOSS)	$20,081	$3,141	($6,646)	($5,838)	$19,401	$10,645

GAAP RATIOS
Loss ratio	71.9%	76.7%	78.0%	68.3%	53.4%	63.5%
Acquisition expense ratio	8.9%	11.8%	13.8%	16.2%	14.9%	9.4%
General and administrative expense ratio	11.8%	10.2%	12.2%	19.8%	16.8%	15.3%

Combined ratio	92.6%	98.7%	104.0%	104.3%	85.1%	88.2%

STATUTORY RATIOS
Loss ratio	71.9%	76.7%	78.0%	68.3%	53.4%	63.5%
Acquisition expense ratio	8.8%	13.8%	7.7%	16.9%	17.4%	17.0%
General and administrative expense ratio	12.5%	13.4%	5.5%	18.1%	15.9%	12.2%

Combined ratio	93.2%	103.9%	91.2%	103.3%	86.7%	92.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	SEPT. 30, 2006

UNDERWRITING REVENUES
Gross premiums written	$251,228	$246,386	$285,478	$66,039	$243,787	$326,061

Net premiums written	$245,442	$235,291	$286,667	$65,791	$240,774	$293,723

Net premiums earned	$240,975	$210,001	$205,735	$267,772	$275,776	$353,868

UNDERWRITING EXPENSES
Losses and loss expenses	$257,514	$86,737	$61,202	$42,134	$119,798	$158,804
Acquisition expenses	44,529	47,499	51,157	70,641	58,478	83,244
General and administrative expenses	26,096	27,422	29,483	37,455	33,133	34,775

Total expenses	$328,139	$161,658	$141,842	$150,230	$211,409	276,823

UNDERWRITING (LOSS) INCOME	($87,164)	$48,343	$63,893	$117,542	$64,367	$77,045

GAAP RATIOS
Loss ratio	106.9%	41.3%	29.7%	15.7%	43.5%	44.9%
Acquisition expense ratio	18.5%	22.6%	24.9%	26.4%	21.2%	23.5%
General and administrative expense ratio	10.8%	13.1%	14.3%	14.0%	12.0%	9.8%

Combined ratio	136.2%	77.0%	68.9%	56.1%	76.7%	78.2%

STATUTORY RATIOS
Loss ratio	106.9%	41.3%	29.7%	15.7%	43.5%	44.9%
Acquisition expense ratio	22.7%	22.6%	19.4%	47.1%	27.4%	29.7%
General and administrative expense ratio	10.6%	11.7%	10.3%	56.9%	13.8%	11.8%

Combined ratio	140.2%	75.6%	59.4%	119.7%	84.7%	86.4%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 20.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	SEPT. 30, 2006

INSURANCE SEGMENT
Property	$35,574	$52,360	$31,183	$37,905	$28,379	$47,860
Casualty	29,196	38,737	25,124	25,851	30,133	28,294
Healthcare liability	28,010	25,485	16,492	15,256	30,262	37,812
Workers’ compensation	41,709	69,888	83,480	73,054	70,398	24,993
Agriculture	195,852	50,921	413,419	42,242	—	—
Professional lines	42,595	34,582	15,436	22,202	20,874	17,822

TOTAL INSURANCE	$372,936	$271,973	$585,134	$216,510	$180,046	$156,781

REINSURANCE SEGMENT
Casualty	$53,890	$36,244	$69,301	$15,301	$66,006	$86,933
Property	113,080	34,886	36,248	14,212	112,407	124,235
Catastrophe	65,825	130,217	105,234	13,499	43,684	49,385
Agriculture	3,452	5,822	10,911	7,230	6,917	16,324
Aerospace and Marine	9,814	24,250	36,536	11,660	9,179	33,998
Surety and other specialty	5,167	14,967	27,248	4,137	5,594	15,186

TOTAL REINSURANCE	$251,228	$246,386	$285,478	$66,039	$243,787	$326,061

TOTAL COMPANY SUBTOTAL	$624,164	$518,359	$870,612	$282,549	$423,833	$482,842
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(20)	(296)	(2,021)	(4,799)	(562)	(6,629)

REPORTED TOTALS	$624,144	$518,063	$868,591	$277,750	$423,271	$476,213

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007	SEPT. 30, 2006

INSURANCE SEGMENT
Property	$20,901	$36,641	$15,003	$16,827	$7,689	$4,397
Casualty	18,141	34,953	15,113	16,144	16,467	16,194
Healthcare liability	27,636	25,169	16,492	15,256	30,262	37,812
Workers’ compensation	37,685	63,482	75,906	66,428	64,131	22,215
Agriculture	109,159	44,193	222,400	21,115	—	—
Professional lines	35,079	29,952	11,227	18,706	18,855	17,710

TOTAL INSURANCE	$248,601	$234,390	$356,141	$154,476	$137,404	$98,328

REINSURANCE SEGMENT
Casualty	$53,889	$36,273	$70,503	$14,908	$65,946	$86,716
Property	113,080	34,886	36,220	14,212	112,398	116,146
Catastrophe	60,699	122,231	105,156	13,499	41,025	31,282
Agriculture	3,769	5,187	10,911	7,230	7,028	15,483
Aerospace and Marine	8,838	21,916	36,626	11,805	8,390	28,946
Surety and other specialty	5,167	14,798	27,251	4,137	5,987	15,150

TOTAL REINSURANCE	$245,442	$235,291	$286,667	$65,791	$240,774	$293,723

TOTAL COMPANY SUBTOTAL	$494,043	$469,681	$642,808	$220,267	$378,178	$392,051
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(20)	(296)	(2,021)	(4,799)	(562)	(6,629)

REPORTED TOTALS	$494,023	$469,385	$640,787	$215,468	$377,616	$385,422

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPT. 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$1,230,043	$783,092	$2,013,135	($2,337)	$2,010,798

Net premiums written	$839,132	$767,400	$1,606,532	($2,337)	$1,604,195

Net premiums earned	$683,662	$656,712	$1,340,374	($5,617)	$1,334,757
Other underwriting loss	—	—	—	(1,519)	(1,519)

Total underwriting revenues	$683,662	$656,712	$1,340,374	($7,136)	$1,333,238

UNDERWRITING EXPENSES
Losses and loss expenses	$513,598	$405,451	$919,049	($8,721)	$910,328
Acquisition expenses	76,182	143,185	219,367	1,241	220,608
General and administrative expenses	77,308	83,000	160,308	—	160,308

Total expenses	$667,088	$631,636	$1,298,724	($7,480)	$1,291,244

UNDERWRITING INCOME	$16,574	$25,076	$41,650	$344	$41,994

GAAP RATIOS
Loss ratio	75.1%	61.7%	68.6%		68.2%
Acquisition expense ratio	11.2%	21.8%	16.4%		16.5%
General and administrative expense ratio	11.3%	12.7%	11.9%		12.0%

Combined ratio	97.6%	96.2%	96.9%		96.7%

STATUTORY RATIOS
Loss ratio	75.1%	61.7%	68.6%		68.2%
Acquisition expense ratio	9.7%	21.4%	15.3%		15.5%
General and administrative expense ratio	9.8%	10.8%	10.3%		10.3%

Combined ratio	94.6%	93.9%	94.2%		94.0%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE NINE MONTHS ENDED SEPT. 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Reported Totals [a]

AS REPORTED

GAAP RATIOS
Loss ratio	75.1%	61.7%	68.6%	68.2%
Acquisition expense ratio	11.2%	21.8%	16.4%	16.5%
General and administrative expense ratio	11.3%	12.7%	11.9%	12.0%

Combined ratio	97.6%	96.2%	96.9%	96.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	6.8%	10.2%	8.5%	8.7%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	81.9%	71.9%	77.1%	76.9%
Acquisition expense ratio	11.2%	21.8%	16.4%	16.5%
General and administrative expense ratio	11.3%	12.7%	11.9%	12.0%

Combined ratio	104.4%	106.4%	105.4%	105.4%

[a]

The difference between “Total Company Sub-total” and “Reported Totals” represents deposit accounted contracts that are excluded for internal management reporting purposes. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED

	SEPT. 30, 2008	SEPT. 30, 2007	SEPT. 30, 2006	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$1,230,043	$525,046	$396,161	$741,556	$576,745

Net premiums written	$839,132	$397,494	$278,201	$551,970	$416,637

Net premiums earned	$683,662	$365,021	$268,841	$502,082	$371,762

UNDERWRITING EXPENSES
Losses and loss expenses	$513,598	$196,660	$168,940	$290,213	$252,310
Acquisition expenses	76,182	49,844	21,147	72,044	32,528
General and administrative expenses	77,308	62,796	35,542	89,996	49,524

Total expenses	$667,088	$309,300	$225,629	$452,253	$334,362

UNDERWRITING INCOME	$16,574	$55,721	$43,212	$49,829	$37,400

GAAP RATIOS
Loss ratio	75.1%	53.9%	62.8%	57.8%	67.9%
Acquisition expense ratio	11.2%	13.6%	7.9%	14.4%	8.7%
General and administrative expense ratio	11.3%	17.2%	13.2%	17.9%	13.3%

Combined ratio	97.6%	84.7%	83.9%	90.1%	89.9%

STATUTORY RATIOS
Loss ratio	75.1%	53.9%	62.8%	57.8%	67.9%
Acquisition expense ratio	9.7%	16.5%	11.4%	16.6%	13.9%
General and administrative expense ratio	9.8%	15.7%	10.9%	16.4%	10.5%

Combined ratio	94.6%	86.1%	85.1%	90.8%	92.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED

	SEPT. 30, 2008	SEPT. 30, 2007	SEPT. 30, 2006	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$783,092	$1,002,075	$1,254,576	$1,068,114	$1,371,889

Net premiums written	$767,400	$985,769	$1,210,798	$1,051,560	$1,327,919

Net premiums earned	$656,712	$891,489	$1,108,901	$1,159,261	$1,447,167

UNDERWRITING EXPENSES
Losses and loss expenses	$405,451	$460,670	$627,479	$502,804	$696,962
Acquisition expenses	143,185	184,503	259,310	255,091	341,194
General and administrative expenses	83,000	89,818	102,952	127,273	140,849

Total expenses	$631,636	$734,991	$989,741	$885,168	$1,179,005

UNDERWRITING INCOME	$25,076	$156,498	$119,160	$274,093	$268,162

GAAP RATIOS
Loss ratio	61.7%	51.7%	56.6%	43.4%	48.2%
Acquisition expense ratio	21.8%	20.7%	23.4%	22.0%	23.6%
General and administrative expense ratio	12.7%	10.0%	9.3%	11.0%	9.7%

Combined ratio	96.2%	82.4%	89.3%	76.4%	81.5%

STATUTORY RATIOS
Loss ratio	61.7%	51.7%	56.6%	43.4%	48.2%
Acquisition expense ratio	21.4%	20.4%	22.8%	22.1%	23.5%
General and administrative expense ratio	10.8%	9.1%	8.5%	12.1%	10.6%

Combined ratio	93.9%	81.2%	87.9%	77.6%	82.3%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 21.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED				FOR THE YEARS ENDED

	SEPT. 30, 2008		SEPT. 30, 2007	SEPT. 30, 2006	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Property	$119,116		$96,256	$129,024	$134,161	$173,292
Casualty	107,642		99,273	92,957	125,124	128,933
Healthcare liability	69,987		77,105	89,921	92,361	106,988
Workers’ compensation	195,076		189,173	31,424	262,228	93,779
Agriculture	660,193		—	—	42,242	—
Professional lines	78,029		63,239	52,835	85,440	73,753

TOTAL INSURANCE	$1,230,043		$525,046	$396,161	$741,556	$576,745

REINSURANCE SEGMENT
Casualty	$159,434		$185,730	$349,700	$201,032	$400,111
Property	184,214		214,584	296,713	228,796	318,883
Catastrophe	301,277		331,689	272,843	345,187	291,755
Agriculture	20,185		124,095	109,228	131,325	107,104
Aerospace and Marine	70,600		81,223	154,064	92,882	180,203
Surety and other specialty	47,382		64,754	72,028	68,892	73,833

TOTAL REINSURANCE	$783,092	39%	$1,002,075	$1,254,576	$1,068,114	$1,371,889

TOTAL COMPANY SUBTOTAL	$2,013,135		$1,527,121	$1,650,737	$1,809,670	$1,948,634
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,337)		(23,756)	(151,890)	(28,555)	(158,992)

REPORTED TOTALS	$2,010,798		$1,503,365	$1,498,847	$1,781,115	$1,789,642

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED

	SEPT. 30, 2008	SEPT. 30, 2007	SEPT. 30, 2006	DEC. 31, 2007	DEC. 31, 2006

INSURANCE SEGMENT
Property	$72,545	$31,078	$41,786	$47,905	$61,290
Casualty	68,207	61,044	65,512	77,188	89,817
Healthcare liability	69,297	77,105	89,921	92,361	106,988
Workers’ compensation	177,072	171,941	28,260	238,369	86,867
Agriculture	375,752	—	—	21,115	—
Professional lines	76,259	56,326	52,722	75,032	71,675

TOTAL INSURANCE	$839,132	$397,494	$278,201	$551,970	$416,637

REINSURANCE SEGMENT
Casualty	$160,664	$185,478	$346,295	$200,385	$396,663
Property	184,187	215,999	288,624	230,211	310,795
Catastrophe	288,085	318,929	251,215	332,428	270,126
Agriculture	19,867	122,106	108,387	129,337	106,262
Aerospace and Marine	67,381	78,809	147,447	90,613	173,586
Surety and other specialty	47,216	64,448	68,830	68,586	70,487

TOTAL REINSURANCE	$767,400	$985,769	$1,210,798	$1,051,560	$1,327,919

TOTAL COMPANY SUBTOTAL	$1,606,532	$1,383,263	$1,488,999	$1,603,530	$1,744,556
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,337)	(23,756)	(151,890)	(28,555)	(158,992)

REPORTED TOTALS	$1,604,195	$1,359,507	$1,337,109	$1,574,975	$1,585,564

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED SEPT. 30, 2008

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$372,936	$251,208	$624,144	$372,936	$251,228	$624,164

Net premiums written	$248,601	$245,422	$494,023	$248,601	$245,442	$494,043

Net premiums earned	$270,298	$239,331	$509,629	$270,298	$240,975	$511,273
Other underwriting loss	—	(2,712)	(2,712)	—	—	—

Total underwriting revenues	$270,298	$236,619	$506,917	$270,298	$240,975	$511,273

UNDERWRITING EXPENSES
Losses and loss expenses	$194,477	$251,024	$445,501	$194,477	$257,514	$451,991
Acquisition expenses	24,065	46,533	70,598	24,065	44,529	68,594
General and administrative expenses	31,675	26,096	57,771	31,675	26,096	57,771

Total expenses	$250,217	$323,653	$573,870	$250,217	$328,139	$578,356

UNDERWRITING INCOME (LOSS)	$20,081	($87,034)	($66,953)	$20,081	($87,164)	($67,083)

GAAP RATIOS
Loss ratio	71.9%	104.9%	87.4%	71.9%	106.9%	88.4%
Acquisition expense ratio	8.9%	19.4%	13.9%	8.9%	18.5%	13.4%
General and administrative expense ratio	11.8%	10.9%	11.3%	11.8%	10.8%	11.3%

Combined ratio	92.6%	135.2%	112.6%	92.6%	136.2%	113.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPT. 30, 2008

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$1,230,043	$780,755	$2,010,798	$1,230,043	$783,092	$2,013,135

Net premiums written	$839,132	$765,063	$1,604,195	$839,132	$767,400	$1,606,532

Net premiums earned	$683,662	$651,095	$1,334,757	$683,662	$656,712	$1,340,374
Other underwriting loss	—	(1,519)	(1,519)	—	—	—

Total underwriting revenues	$683,662	$649,576	$1,333,238	$683,662	$656,712	$1,340,374

UNDERWRITING EXPENSES
Losses and loss expenses	$513,598	$396,730	$910,328	$513,598	$405,451	$919,049
Acquisition expenses	76,182	144,426	220,608	76,182	143,185	219,367
General and administrative expenses	77,308	83,000	160,308	77,308	83,000	160,308

Total expenses	$667,088	$624,156	$1,291,244	$667,088	$631,636	$1,298,724

UNDERWRITING INCOME	$16,574	$25,420	$41,994	$16,574	$25,076	$41,650

GAAP RATIOS
Loss ratio	75.1%	60.9%	68.2%	75.1%	61.7%	68.6%
Acquisition expense ratio	11.2%	22.2%	16.5%	11.2%	21.8%	16.4%
General and administrative expense ratio	11.3%	12.7%	12.0%	11.3%	12.7%	11.9%

Combined ratio	97.6%	95.8%	96.7%	97.6%	96.2%	96.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE NINE MONTHS ENDED SEPT. 30, 2008

Average common equity [a]	$2,190,488

Net premiums earned	$1,334,757
Combined ratio	96.7%
Operating margin	3.3%
Premium leverage	0.61	x
Implied ROAE from underwriting activity	2.0%

Average cash and invested assets at amortized cost	$5,654,259
Investment leverage	2.56	x
Year to date investment income yield, pretax	2.4%
Implied ROAE from investment activity	6.2%

Financing Costs [b]	(1.6)%

Implied Pre-tax Operating ROAE, for period [c]	6.6%

Implied Pre-tax Operating ROAE, annualized [c]	8.8%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]

Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting and investment profits and the tax-effected impact of amortization and interest expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,

	SEPT. 30, 2008		JUNE 30, 2008		MAR. 31, 2008		DEC. 31, 2007		2007		2006

Average common equity [a]	$2,201,306		$2,336,035		$2,325,217		$2,318,940		$2,083,296		$1,885,209

Net premiums earned	$509,629		$453,085		$372,043		$400,462		$1,594,800		$1,638,574

Operating leverage	0.23	x	0.19	x	0.16	x	0.17	x	0.77	x	0.87	x

Annualized operating leverage	0.92	x	0.78	x	0.64	x	0.69	x	0.77	x	0.87	x

Avgerage cash and invested assets at amortized cost	$5,604,765		$5,593,901		$5,579,783		$5,691,919		$5,559,204		$5,275,481

Investment leverage	2.55	x	2.39	x	2.40	x	2.45	x	2.67	x	2.80	x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF SEPTEMBER 30, 2008

Type of Investment	Fair Value	Percentage

Cash and equivalents [a]	$666,736	12.0%
U.S. government and government agencies notes [f]	981,789	17.7%
Corporate securities [g]	668,164	12.0%
Foreign government	171,623	3.1%
Municipals	103,489	1.9%
Asset-backed securities	296,830	5.4%
U.S. government agency mortgage-backed securities	1,224,327	22.1%
Non-agency mortgage-backed securities	1,089,217	19.7%
Other investments [b]	338,151	6.1%

Total	$5,540,326	100.0%

Ratings [e]	Fair Value	Percentage

U.S. government and government agencies notes	$981,789	20.1%
AAA/Aaa	2,903,482	59.6%
AA/Aa	291,579	6.0%
A/A	277,105	5.7%
BBB	23,879	0.5%
Below BBB	56,840	1.2%
Not Rated	766	—
Other investments [b]	338,151	6.9%

Total	$4,873,591	100.0%

Performance	Sept. 30, 2008

Yield [c]	3.2%
Duration [d]	3.17

Investment Income	Quarter Ended Sept. 30, 2008	Quarter Ended June 30, 2008	Quarter Ended Mar. 31, 2008	Quarter Ended Dec. 31, 2007

Other Investments	($32,789)	($519)	($16,112)	($898)

Total net investment income	$27,410	$60,482	$46,878	$65,310

Note:	[a] Cash and equivalents are shown net of investments pending settlement.

[b] Other investments includes investments in alternative and high yield bank loan funds.

[c] Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.

[d] Duration excludes other investments and operating cash.

[e] Excludes cash and equivalents.

[f] Includes short term investments.

[g] Includes corporate debt and fixed income preferred securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF SEPTEMBER 30, 2008

Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio

U.S. Government and agencies	$1,224,327	46.9%	22.1%
AAA/Aaa	1,331,020	50.9%	24.0%
AA/Aa	12,408	0.5%	0.2%
A/A	12,516	0.5%	0.2%
BBB	20,492	0.8%	0.4%
Below BBB	9,611	0.4%	0.2%

Total	$2,610,374	100.0%	47.1%

Structured securities sectors (RMBS, CMBS, ABS and CDO)			Fair Value	Percentage	Percentage of Investment Portfolio

Commercial
Agency			$37,756	1.4%	0.7%
Non Agency			634,016	24.3%	11.4%
Residential
Agency			1,186,571	45.5%	21.4%
Non Agency			480,263	18.4%	8.7%
Consumer			271,768	10.4%	4.9%

Total			$2,610,374	100.0%	47.1%

	Spread Duration	3.58 years

Commercial real estate collateralized debt obligations (CRE CDO’s)			Fair Value	Percentage	Percentage of Investment Portfolio

AAA/Aaa			$570	10.8%	0.0%
AA/Aa			569	10.7%	0.0%
A/A			1,591	30.0%	0.0%
BBB			1,747	33.0%	0.0%
Below BBB			823	15.5%	0.0%

Total			$5,300	100.0%	0.1%

	Spread Duration	3.50 years

ENDURANCE SPECIALTY HOLDINGS LTD.
TWENTY-FIVE LARGEST CORPORATE HOLDINGS
AS OF SEPTEMBER 30, 2008

	September 30, 2008

ISSUER (1) (2) (4)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (3)

CITIGROUP INC	$35,519	$33,416	($2,032)	AA
JPMORGAN CHASE & CO	25,767	24,620	(1,147)	A
WELLS FARGO & COMPANY	23,077	22,766	(311)	AA
PRUDENTIAL FINANCIAL INC	20,969	20,653	(316)	A
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	19,150	18,323	(1,113)	A
ORACLE CORPORATION	17,634	17,128	(506)	A
ING GROEP NV	15,909	14,673	(1,236)	A
GENERAL ELECTRIC CO	15,434	14,297	(1,349)	AAA
HBOS PLC	15,714	13,573	(1,965)	A
ROYAL BANK OF SCOTLAND GROUP PLC	15,951	13,507	(2,390)	A
VERIZON COMMUNICATIONS INC.	13,715	13,397	(318)	A
HSBC HOLDINGS PLC	13,933	13,291	(643)	AA
AT&T INC	12,909	12,798	(111)	A
VODAFONE GROUP PLC	12,595	12,459	(136)	A
BANK OF AMERICA CORP	11,329	10,940	(513)	AA
SIEMENS AG	9,412	9,436	24	AA
MIDAMERICAN ENERGY COMPANY	8,622	8,586	(37)	A
METLIFE INC	8,519	8,315	(231)	AA
DEERE & CO	8,046	8,162	116	A
ASTRAZENECA PLC	8,164	8,083	(77)	AA
CISCO SYSTEMS, INC.	8,216	8,033	(183)	A
GENWORTH FINANCIAL INC.	9,000	7,920	(1,080)	A
GOLDMAN SACHS GROUP INC/THE	8,743	7,784	(959)	AA
TOTAL SA	6,848	6,942	22	AA
HARTFORD FINANCIAL SERVICES GROUP	6,478	6,399	(79)	A

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)

Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage-backed securities that were issued, sponsored or serviced by the parent.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Excludes fixed income preferred securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended September 30, 2008			Nine months ended September 30, 2008

	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses

Balance, beginning of period	$3,080,274	($270,053)	$2,810,221	$2,892,224	($187,354)	$2,704,870

Incurred
Current year	634,198	(170,252)	463,946	1,420,386	(394,476)	1,025,910
Prior years	(12,814)	(5,631)	(18,445)	(117,044)	1,461	(115,583)

Total Incurred	621,384	(175,883)	445,501	1,303,342	(393,015)	910,327

Paid
Current year	(276,079)	159,907	(116,172)	(416,077)	283,000	(133,077)
Prior years	(122,963)	4,012	(118,951)	(480,548)	13,927	(466,621)

Total Paid	(399,042)	163,919	(235,123)	(896,625)	296,927	(599,698)

Foreign Exchange (gains) losses	(23,682)	943	(22,739)	(20,007)	2,368	(17,639)

Balance, end of period	$3,278,934	($281,074)	$2,997,860	$3,278,934	($281,074)	$2,997,860

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIODS ENDED SEPTEMBER 30, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years

Quarter ended March 31, 2008	($3,743)	($35,498)	($39,241)	$1,713	($40,954)
Quarter ended June 30, 2008	(25,583)	(33,025)	(58,608)	(2,426)	(56,182)
Quarter ended September 30, 2008	(17,242)	1,849	(15,393)	3,051	(18,444)

Nine months ended September 30, 2008	($46,568)	($66,674)	($113,242)	$2,338	($115,580)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years

Quarter ended March 31, 2007	($26,507)	($23,072)	($49,579)	$6,328	($55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(34,783)	(44,863)	(6,462)	(38,401)

Year ended December 31, 2007	($80,413)	($74,408)	($154,821)	$4,566	($159,387)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years

Quarter ended March 31, 2006	($27,855)	($16,946)	($44,801)	($2,260)	($42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)

Year ended December 31, 2006	($54,387)	($4,989)	($59,376)	($1,637)	($57,739)

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED

	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007	SEPT. 30, 2007

INSURANCE SEGMENT
Short tail[a]	($1,009)	($7,423)	($1,896)	$1,340	($1,003)
Long tail[b]	(16,233)	(18,160)	(1,847)	(11,420)	(24,098)
Other[c]	—	—	—	—	—

TOTAL INSURANCE	(17,242)	(25,583)	(3,743)	(10,080)	(25,101)

REINSURANCE SEGMENT
Short tail[a]	1,884	(10,316)	(31,880)	(30,577)	(12,953)
Long tail[b]	3,140	1,187	(101)	(89)	(2,269)
Other[c]	(3,175)	(23,896)	(3,517)	(4,117)	7,110

TOTAL REINSURANCE	1,849	(33,025)	(35,498)	(34,783)	(8,112)

TOTAL COMPANY SUBTOTAL	(15,393)	(58,608)	(39,241)	(44,863)	(33,213)
DEPOSIT ACCOUNTING ADJUSTMENT [d]	3,051	(2,426)	1,713	(6,462)	4,277

REPORTED TOTALS	($18,444)	($56,182)	($40,954)	($38,401)	($37,490)

[a]

Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, marine, aerospace and surety.

[b]

Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]

The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, and other.

[d]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Insurance				Reinsurance				Total Company	Deposit Accounting Adjustment [a]	Reported Totals

	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT SEPT. 30, 2008
Case reserves	$69,794	$137,169	$227,372	$434,335	$466,306	$249,167	$6,137	$721,610	$1,155,945	($39,574)	$1,116,371
Total reserves	$106,050	$1,194,845	$302,317	$1,603,212	$841,468	$840,556	$76,441	$1,758,465	$3,361,677	($82,743)	$3,278,934

Case reserves / Total reserves	65.8%	11.5%	75.2%	27.1%	55.4%	29.6%	8.0%	41.0%	34.4%	47.8%	34.0%

IBNR / Total reserves	34.2%	88.5%	24.8%	72.9%	44.6%	70.4%	92.0%	59.0%	65.6%	52.2%	66.0%

AT JUNE 30, 2008
Case reserves	$76,961	$100,219	$253,067	$430,247	$445,073	$257,920	$6,338	$709,331	$1,139,578	($41,900)	$1,097,678
Total reserves	$112,960	$1,129,238	$271,389	$1,513,587	$729,039	$839,848	$83,252	$1,652,139	$3,165,725	($85,451)	$3,080,274

Case reserves / Total reserves	68.1%	8.9%	93.2%	28.4%	61.0%	30.7%	7.6%	42.9%	36.0%	49.0%	35.6%

IBNR / Total reserves	31.9%	91.1%	6.8%	71.6%	39.0%	69.3%	92.4%	57.1%	64.0%	51.0%	64.4%

AT MAR. 31, 2008
Case reserves	$91,447	$75,515	$21,520	$188,482	$476,650	$245,327	$8,199	$730,176	$918,658	($51,541)	$867,117
Total reserves	$127,760	$1,050,603	$83,274	$1,261,637	$750,966	$837,407	$177,810	$1,766,183	$3,027,820	($99,393)	$2,928,427

Case reserves / Total reserves	71.6%	7.2%	25.8%	14.9%	63.5%	29.3%	4.6%	41.3%	30.3%	51.9%	29.6%

IBNR / Total reserves	28.4%	92.8%	74.2%	85.1%	36.5%	70.7%	95.4%	58.7%	69.7%	48.1%	70.4%

AT DEC. 31, 2007
Case reserves	$88,197	$57,282	$64,259	$209,738	$507,230	$244,276	$8,784	$760,290	$970,028	($52,131)	$917,897
Total reserves	$122,643	$968,891	$91,092	$1,182,626	$794,983	$839,744	$177,835	$1,812,562	$2,995,188	($102,964)	$2,892,224

Case reserves / Total reserves	71.9%	5.9%	70.5%	17.7%	63.8%	29.1%	4.9%	41.9%	32.4%	50.6%	31.7%

IBNR / Total reserves	28.1%	94.1%	29.5%	82.3%	36.2%	70.9%	95.1%	58.1%	67.6%	49.4%	68.3%

AT SEPT. 30, 2007
Case reserves	$116,106	$46,092	—	$162,198	$577,103	$244,289	$18,260	$839,652	$1,001,850	($67,709)	$934,141
Total reserves	$145,657	$899,080	—	$1,044,737	$923,945	$837,817	$161,607	$1,923,369	$2,968,106	($126,296)	$2,841,810

Case reserves / Total reserves	79.7%	5.1%	—	15.5%	62.5%	29.2%	11.3%	43.7%	33.8%	53.6%	32.9%

IBNR / Total reserves	20.3%	94.9%	—	84.5%	37.5%	70.8%	88.7%	56.3%	66.2%	46.4%	67.1%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTERS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,

		2008	2007	2008	2007

DILUTIVE SHARES OUTSTANDING:	Average market price per share	$31.41	$39.53	$35.23	$37.61
AS REPORTED	Basic weighted average common shares outstanding	57,570	64,468	58,314	65,530

	Add: weighted avg. unvested restricted share units	1,198	1,090	1,241	879
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$22,352	$22,283	$22,352	$22,283
	Less: restricted share units bought back via treasury method	(1,198)	(564)	(634)	(592)

	Add: weighted avg. dilutive warrants outstanding	6,019	7,202	6,483	7,202
	Weighted average exercise price per share	$15.12	$16.12	$15.12	$16.12
	Less: warrants bought back via treasury method	(6,019)	(2,937)	(2,782)	(3,087)

	Add: weighted avg. dilutive options outstanding	2,017	2,174	2,031	2,314
	Weighted average exercise price per share	$17.68	$18.19	$17.68	$18.15
	Proceeds from unrecognized option expense	$64	$80	$64	$80
	Less: options bought back via treasury method	(2,017)	(1,002)	(1,020)	(1,119)

	Weighted average dilutive shares outstanding	57,570	70,431	63,633	71,126

Note:

Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING (LOSS) INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTERS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,

	2008	2007	2008	2007

Net (loss) income	($99,392)	$131,401	$81,757	$368,577
Add (Less) after-tax items:
Net foreign exchange losses (gains)	15,400	(546)	12,798	(918)
Net realized losses on investments	27,934	3,013	43,456	12,583

Operating (loss) income before preferred dividends	($56,058)	$133,868	$138,011	$380,242
Preferred dividends	(3,875)	(3,875)	(11,625)	(11,625)

Operating (loss) income (attributable) available to common shareholders	($59,933)	$129,993	$126,386	$368,617

Weighted average common shares outstanding
Basic	57,570	64,468	58,314	65,530
Dilutive	57,570	70,431	63,633	71,126

Basic per common share data
Net (loss) income available to common shareholders	($1.79)	$1.98	$1.20	$5.45
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.27	(0.01)	0.22	(0.01)
Net realized losses on investments	0.48	0.05	0.75	0.19

Operating (loss) income (attributable) available to common shareholders	($1.04)	$2.02	$2.17	$5.63

Diluted per common share data
Net (loss) income (attributable) available to common shareholders	($1.79)	$1.81	$1.10	$5.02
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.27	—	0.20	(0.01)
Net realized losses on investments	0.48	0.04	0.69	0.17

Operating (loss) income (attributable) available to common shareholders	($1.04)	$1.85	$1.99	$5.18

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$24.00	$25.00	$26.00	$27.00	$28.00	$29.00	$30.00	$31.00	$32.00	$33.00	$34.00

60,294	60,494	60,679	60,851	61,010	61,157	61,295	61,425	61,545	61,659	61,767

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		SEPTEMBER 30,
				DEC. 31, 2007
		2008	2007

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$30.92	$41.55	$41.73
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	56,597	64,223	59,384

	Add: unvested restricted shares and restricted share units	1,098	1,039	1,041
	Add: dilutive warrants outstanding	5,595	7,202	7,095
	Weighted average exercise price per share	$15.12	$16.12	$15.87
	Add: dilutive options outstanding	2,012	2,169	2,045
	Weighted average exercise price per share	$17.68	$18.18	$18.12

	Book Value [c]	$2,068,717	$2,325,621	$2,312,259
	Add: proceeds from converted warrants	84,596	116,102	112,593
	Add: proceeds from converted options	35,572	39,439	37,059

	Pro forma book value	$2,188,885	$2,481,162	$2,461,911

	Dilutive shares outstanding	65,302	74,634	69,564

	Basic book value per common share	$36.55	$36.21	$38.94
	Diluted book value per common share	$33.52	$33.24	$35.39

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$30.92	$41.55	$41.73
TREASURY STOCK METHOD	Basic common shares outstanding [b]	56,597	64,223	59,384

	Add: unvested restricted shares and restricted share units	1,098	1,039	1,041
	Add: dilutive warrants outstanding	5,595	7,202	7,095
	Weighted average exercise price per share	$15.12	$16.12	$15.87
	Less: warrants bought back via treasury method	(2,736)	(2,794)	(2,698)

	Add: dilutive options outstanding	2,012	2,169	2,045
	Weighted average exercise price per share	$17.68	$18.18	$18.12
	Less: options bought back via treasury method	(1,151)	(950)	(889)

	Dilutive shares outstanding	61,415	70,891	65,978

	Basic book value per common share	$36.55	$36.21	$38.94
	Diluted book value per common share	$33.68	$32.81	$35.05

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

		YEARS ENDED DECEMBER 31,
	NINE MONTHS
	SEPT. 30, 2008	2007	2006	2005	2004	2003

Net income (loss) available (attributable) to common shareholders	$70,132	$505,607	$482,626	($223,204)	$355,584	$263,437

Dividends paid to common shareholders	(44,403)	(64,353)	(66,262)	(61,695)	(50,346)	(20,505)

Shareholders’ equity [a]	2,068,717	2,312,259	2,097,874	1,672,543	1,862,455	1,644,815

Return on beginning equity	3.0%	24.1%	28.9%	(12.0)%	21.6%	21.6%

Dividend payout ratio [b]	1.9%	3.1%	4.0%	3.3%	3.1%	1.7%

Dilutive common shares outstanding	61,415	65,978	72,654	72,173	66,729	68,445

Diluted book value per common share (treasury stock method)	$33.68	$35.05	$28.87	$23.17	$27.91	$24.03

Change in diluted book value per common share	(3.9)%	21.4%	24.6%	(17.0)%	16.1%	10.6%

Total return to common shareholders [c]	(2.0)%	24.5%	28.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating (loss) income is an internal performance measure used by the Company in the management of its operations. Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net (loss) income determined in accordance with GAAP, the Company believes that showing operating (loss) income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating (loss) income should not be viewed as a substitute for GAAP net (loss) income. Please see page 32 for a reconciliation of operating (loss) income to net (loss) income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 34 for a reconciliation of diluted book value per common share to basic book value per common share.